EXCELSIOR FUNDS, INC.

Supplement dated October 20, 2006

to Large Cap Growth Fund – Institutional Shares Prospectus,

dated September 29, 2006

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Prospectus is hereby amended to include the following paragraph:

Householding. The Excelsior Funds have adopted a policy that allows the Funds to send only one copy of a Fund’s prospectus and annual and semi-annual reports to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you do not want your mailings to be “householded,” please call 1.800.542.1061 or contact your financial intermediary.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE